24(b)13(a)

                               POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                          TITLE         DATE

/s/ Thomas Borshoff                Director      December 14, 2010
-----------------------------
Thomas Borshoff

                               POWER OF ATTORNEY

     I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE         DATE

/s/ James R. Boyle                Director      December 14, 2010
------------------------------
James R. Boyle

                               POWER OF ATTORNEY

     I, Steven Finch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
        Variable Annuity Registration Statement filed under the Securities
                              Act of 1933: 333-
                                               ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ Steven Finch                  Director        December 14, 2010
-----------------------------
Steven Finch

                               POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ Ruth Ann Fleming              Director        December 14, 2010
--------------------------
Ruth Ann Fleming

                               POWER OF ATTORNEY


     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ James D. Gallagher            Director        December 14, 2010
----------------------------
James D. Gallagher

                               POWER OF ATTORNEY

     I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ Scott S. Hartz                Director        December 14, 2010
---------------------------
Scott S. Hartz

                               POWER OF ATTORNEY

     I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ Rex Schlaybaugh, Jr.          Director        December 14, 2010
---------------------------
Rex Schlaybaugh, Jr.

                               POWER OF ATTORNEY

     I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

       [Venture Opportunity O Share with new optional guaranteed minimum withdrawal benefit rider]
       Variable Annuity Registration Statement filed under the Securities
                             Act of 1933: 333-
                                              ----------

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective
August 22, 2011 and remains in effect until revoked or revised.

SIGNATURE                         TITLE           DATE

/s/ John G. Vrysen                Director        December 14, 2010
--------------------------
John G. Vrysen